UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21549

                          ENERGY INCOME AND GROWTH FUND
         ------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                        1001 Warrenville Road, Suite 300
                                 LISLE, IL 60532
         ------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                W. Scott Jardine
                           First Trust Portfolios L.P.
                        1001 Warrenville Road, Suite 300
                                 LISLE, IL 60532
         ------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 630-241-4141
                                                          -------------

                      Date of fiscal year end: NOVEMBER 30
                                              ------------
                   Date of reporting period: NOVEMBER 30, 2006
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                       ENERGY INCOME AND GROWTH FUND (FEN)
                                  ANNUAL REPORT
                                NOVEMBER 30, 2006

--------------------------------------------------------------------------------
TABLE OF CONTENTS
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                      ENERGY INCOME AND GROWTH FUND (FEN)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2006


Shareholder Letter .......................................................   1
Portfolio Commentary .....................................................   2
Portfolio Components .....................................................   4
Portfolio of Investments .................................................   5
Statement of Assets and Liabilities ......................................   7
Statement of Operations ..................................................   8
Statements of Changes in Net Assets ......................................   9
Statement of Cash Flows ..................................................  10
Financial Highlights .....................................................  11
Notes to Financial Statements ............................................  12
Report of Independent Registered Public Accounting Firm ..................  18
Additional Information ...................................................  19
    Dividend Reinvestment Plan
    Proxy Voting Policies and Procedures
    Portfolio Holdings
    By-Law Amendments
    Submission of Matters to a Vote of Shareholders
Board of Trustees and Officers ...........................................  21

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (the "Advisor") and/or Fiduciary Asset Management, LLC ("Fiduciary" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Energy Income and Growth Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this Annual Report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Fiduciary and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                            HOW TO READ THIS REPORT

This report contains information that can help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the letter from the Fund's President, James A. Bowen, together with the portfolio commentary by James J. Cunnane, Jr., the Senior Portfolio Manager of Fiduciary, the Fund's Sub-Advisor, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by Mr. Bowen, the Advisor's personnel and Mr. Cunnane are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------
                      ENERGY INCOME AND GROWTH FUND (FEN)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2006


Dear Shareholders:

We are pleased to report that the Energy Income and Growth Fund (American Stock Exchange Symbol: FEN) continued to provide growth in net asset value ("NAV") and increases in distributions. A complete overview of the portfolio returns and the outlook for the master limited partnership ("MLP") market are presented in this annual report for the fiscal year ended November 30, 2006.

Over the past year, the trend in the MLP marketplace has been double digit increases in distributions. This, in turn, attracted more investors and ultimately led to capital appreciation in the marketplace and in most of the Fund's holdings. For a discussion of the specific market conditions that affected the Fund and a review of the Fund's performance, please read the portfolio commentary found on the following pages.

On December 11, 2006, the Fund announced that its Board of Trustees approved a managed distribution policy increasing the Fund's current quarterly distribution level to $0.375 per share. This represents a 5.63% increase from the previous quarterly distribution amount of $0.355 per share. The Fund will make its first quarterly distribution under the new managed distribution policy beginning in January 2007. Additional information regarding this policy change is included in the portfolio commentary on the following pages.

We thank you for your continued confidence in the Energy Income and Growth Fund and remain dedicated to assisting you in achieving your financial goals.

Sincerely,




/S/ JAMES A. BOWEN
James A. Bowen
President of the Energy Income and Growth Fund
January 24, 2007

[GRAPHIC OMITTED]
JAMES J. CUNNANE, JR., CFA
MANAGING DIRECTOR, SENIOR PORTFOLIO MANAGER
MEMBER OF STRATEGY COMMITTEE AND INVESTMENT COMMITTEE

Mr. Cunnane joined Fiduciary Asset Management in 1996 and has 14 years of portfolio management and securities research experience. Mr. Cunnane has managed institutional and private client equity portfolios and has an industry leading role as portfolio manager of the master limited partnership assets of Fiduciary Asset Management, LLC ("Fiduciary"). He is actively involved with the Strategy Committee's macroeconomic assessment and top-down approach to portfolio management. Prior to joining Fiduciary, Mr. Cunnane worked as a research analyst with A.G. Edwards & Sons. Mr. Cunnane also worked as an analyst for Maguire Investment Advisors, where he gained extensive experience in the development of master limited partnership and small- and mid-cap stock portfolios. Mr. Cunnane holds a B.S. in finance from Indiana University, is a Chartered Financial Analyst (CFA) and serves on the investment committee of the Archdiocese of St. Louis.

FIDUCIARY ASSET MANAGEMENT, LLC

Fiduciary Asset Management, LLC was founded in 1994 as an employee-owned investment management firm. The investment manager is a federally-registered investment advisor which manages a broad range of equity and fixed-income strategies, including both traditional and hedged strategies, for institutional and private wealth clients. Prior to 1994, Fiduciary was the internal asset management group for a large corporate pension plan for nearly 22 years. It continues to function as such plan's chief investment officer. The investment manager currently supervises and manages approximately $17 billion in client assets.
--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

OVERVIEW
The fiscal year ended November 30, 2006 was very productive in the Master Limited Partnership ("MLP") market. Overall, MLP distribution growth exceeded our expectations and was driven by continued strong fundamental operating performance and a solid growth environment for infrastructure assets. The increased distributions provided a boost to MLP unit prices. Investor interest in MLPs continued to grow as the market capitalization and liquidity of the group expanded.

In our view, the MLPs' combination of high yield, growth potential, tax deferrals and low correlation to other asset classes continues to make them very attractive in comparison to alternatives which offer growth and income. An investment in the Fund, which produces a Form 1099 and is eligible for ownership in tax-deferred and tax-exempt accounts, is a convenient way to access the MLP market.

PERFORMANCE
On an NAV basis, the Fund provided a total return of 22.2%, including the reinvestment of distributions for the year ended November 30, 2006. On a market price basis, the Fund provided an even higher total return of 24.6%. This compares to a total return of 14.2% for the Standard & Poor's 500 Index and 6.0% for the Citigoup Broad Investment Grade Index over the same period. The Fund's market price discount to NAV narrowed significantly over the course of the fiscal year. On November 30, 2006, the Fund's NAV was $25.88 versus a share price of $24.49, representing a market price discount of 5.4%. At the start of the fiscal year, the Fund's NAV was $22.53 and its share price was $20.92, representing a market price discount of 7.1%.

When considering the contrast between market value and NAV performance, it is important to consider the special tax structure of the Fund. The Fund gained substantial ground on an NAV basis, but the portfolio gains of the Fund were even higher. For every dollar earned by the Fund, the NAV tends to rise by a smaller amount. That is because the Fund is a taxable entity, meaning that there is a deferred tax liability that builds up in the NAV as the portfolio appreciates. This structure provides a mechanism to keep the NAV reflecting the after-tax value of the portfolio. With that said, we still have those additional assets to manage until we sell the underlying securities, subsequently realize any gains and finally pay taxes on the sold securities, all of which could be years away.

The universe of MLPs continued to increase their cash distributions at an average annualized rate of about 12% during the fiscal year ended November 30, 2006. These rising distributions attracted more investors to the market and ultimately led to capital appreciation in the market and specifically in most of the Fund's holdings. The Fund's use of leverage helped from a capital appreciation standpoint as we were able to increase our investment during the positive market environment. It is important to note, however, that the cost of the Fund's leverage increased during the period as short-term interest rates moved higher and had a negative impact in terms of cash flow.

In mid-December, subsequent to the close of this fiscal period, the Board of Trustees of the Fund announced that it would increase the quarterly dividend by 5.6% to $0.375 per share, effective with the January 2007 distribution. This dividend represents a distribution rate of 6.1% based upon the closing market price of $24.49 on November 30, 2006.

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                        PORTFOLIO COMMENTARY - CONTINUED
--------------------------------------------------------------------------------

The increased dividend is the result of a modification to the Fund's distribution policy, which we believe better aligns it with the after-tax total return investment objective of the Fund. The revised policy reflects our belief that distributions from a taxable closed-end fund like FEN should reflect the expected long-term after-tax total return potential of the portfolio. The revised policy enables the Fund to generate distributions from both the MLP distributions and the capital appreciation of portfolio securities. This flexibility aligns well with our investment philosophy of managing the portfolio with a focus on total return. We will continue to invest in securities that we believe offer the best long-term total return potential.

We believe our total return focus continued to be the primary contributor to the Fund's NAV performance. We strive to buy MLPs that we believe offer the highest long-term after-tax returns. In many cases, that belief has led us to overweight MLPs offering lower-than-average yields but higher-than-average expected distribution growth rates. During the fiscal year, these higher growth MLPs continued to significantly outperform their lower growth counterparts. On a sector basis, the Fund was helped by its large position in the midstream energy infrastructure MLPs and was hurt by the overweight in coal MLPs, which pulled back in the period after a strong upward run in fiscal 2005.

The outlook for MLPs remains solid. Historically, a sustained increase in commodity prices has been followed by a surge in drilling activity and spending for energy infrastructure. When commodity prices rise, new regions of undeveloped resources look more attractive, advanced technologies become more economical and politicians create legislation to prompt the development of new supply.

Even as crude oil and natural gas prices retreated from peak levels, they remain high from an historical perspective and support the fundamental growth catalysts outlined below. That said, the decline in commodity prices and sell off in energy stocks may carry over to the valuations of MLPs, but we suspect that rising equity markets and falling long-term interest rates will provide support against a significant sell-off.

NEW SUPPLY REGIONS. With oil and natural gas prices remaining high, companies expanded exploration and production spending. There was a surge in rig counts throughout Texas, the mid-continent and Colorado. Spending for the development of the Canadian oil sands also remains robust. Expanding supply requires more pipelines and transportation capacity to get the oil and gas to market. This demand directly benefited many of the MLPs in the midstream energy sector. We believe that our portfolio of MLPs is well positioned to benefit from supply growth.

TECHNOLOGY. Relatively high commodity prices make advanced technologies for energy recovery more economical. Producers seek new and more cost-efficient ways to retrieve high cost reserves and to increase recovery of existing resources. In the coal industry, we are seeing increased application of new technologies such as coal-to-gas and coal-to-liquids technologies which are more feasible at higher commodity price levels. Our portfolio seeks to own MLPs benefiting from increased applications of advanced technologies.

LEGISLATION. As gasoline prices at the pump rose sharply in the first half of the fiscal year, legislation was enacted to prompt the development of new, domestic supplies. Recently passed legislation requires the use of renewable fuel sources, such as ethanol and biodiesel, to approximately double by 2012. Several MLPs are already active in building infrastructure needed to handle the increased inventory of these renewable fuel sources. We are interested in owning MLPs positioned to benefit from legislative change.

We kept the Fund invested across the MLP market but maintained most of its exposure in just a couple of sectors. As in the past, we perceived the best opportunities for investment to be within the midstream energy infrastructure and coal groups in which we were overweighted. We remained underweighted in the propane and marine transport groups.

MIDSTREAM ENERGY INFRASTRUCTURE MLPS. The midstream energy sector remained the Fund's largest allocation and was also the strongest contributor to positive performance. A variety of factors came together to support the midstream MLPs this period. Higher commodity prices enabled energy companies to spend more to find and produce more resources. Expanding supply sources requires infrastructure expansions. The resulting growth opportunities for MLPs are substantial. Additionally, merger and acquisition levels remained above long-term average levels. High price volatility in a variety of product lines and wide natural gas price differentials between regional markets boosted profit margins and provided benefits to many midstream MLPs. The result was growing cash flow and higher distributions to unitholders. Higher distributions tend to create more investor demand, which ultimately helps price performance. It is important to note that while we're pleased with a high growth rate of distributions, we don't think that distribution growth is sustainable at current levels over the long term. The average annualized distribution growth rate was approximately 12% over the fiscal period. We think a growth level of about 6% is reasonable to expect over the long term.

COAL MLPS. The price of the portfolio's coal MLPs declined and detracted from returns. While we were disappointed with the performance in this brief period, we believe that the valuations of coal MLPs remain attractive. Fundamentally, we believe the long-term coal demand outlook remains strong. Coal is an abundant resource in the U.S. Oil and natural gas prices remain at elevated levels. Therefore, we expect coal to remain the primary fuel source in the base-load generation of electricity. Of course, coal MLPs are subject to price risk. Should the prices of oil and natural gas decline substantially, spot

--------------------------------------------------------------------------------
                        PORTFOLIO COMMENTARY - CONTINUED
--------------------------------------------------------------------------------

coal prices will most likely decrease and could impact the results of the coal MLPs. We are encouraged by the growing global demand and domestic supply constraints we've witnessed over the last several years. We are optimistic about the prospects of an expanded market for coal-generated energy, aided by higher commodity prices and advancements in coal-conversion technologies.

MARINE MLPS. The Fund's position in marine transportation modestly underperformed the market, but did not impact performance significantly because of its small allocation within the Fund. These MLPs facilitate the transportation of energy products over water. They provide an alternative to transporting energy through pipelines, which is not always feasible between some geographic areas. Although the marine MLPs have generally met the expectations of the market, investors have recently been drawn to MLPs producing results above their expectations.

LEVERAGE

The purpose of leverage is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unleveraged portfolio. Of course, leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

From a capital appreciation standpoint, the Fund's use of leverage was beneficial. It enabled the Fund to increase its participation in the growing MLP market which performed well. Although the Fund appreciated in value more that it could have without the leverage, the cost of the leverage rose in the fiscal year. So, in terms of cash flow, the leverage had a negative impact during this period, but in terms of overall capital appreciation, it helped. It is our opinion that we are nearing the end of the Federal Reserve Board's short-term interest rate tightening cycle. Over the next year, we expect short-term rates to be flat or to trend down slightly, which would potentially enhance the benefits from the Fund's leverage. The Fund maintains an interest rate cap against 57.6% of the Fund's leverage, which limits the cost of that portion of the leverage at 5.0% through May 3, 2010.

OUTLOOK

We remain bullish on the MLP market. In our opinion, MLPs continue to offer the best combination of current yield and growth potential available in the marketplace and outshine other types of income-oriented investments such as fixed-income, utilities and real estate investment trusts.

Although we have an overall positive outlook for MLPs, the sector's prospects are not without its challenges. The increased number of publicly-traded partnerships has increased competition for the acquisition of assets which has led to higher premiums paid. Additionally, the MLP market periodically struggles to digest a large amount of new supply in the form of MLP initial public offerings and secondary offerings from existing MLPs.

                         ENERGY INCOME AND GROWTH FUND
                             PORTFOLIO COMPONENTS*
                               NOVEMBER 30, 2006


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Oil & Gas Storage & Transportation                82.4%
Oil & Gas Refining & Marketing                     6.0%
Coal & Consumable Fuels                           10.1%
Integrated Oil & Gas                               1.5%

* Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2006


                                                                  MARKET
  SHARES                                                          VALUE
----------                                                   --------------

MASTER LIMITED PARTNERSHIPS - 153.4%

            OIL, GAS & CONSUMABLE FUELS - 153.4%
    76,540  Alliance Holdings GP, L.P....................... $    1,422,113
   278,290  Alliance Resource Partners, L.P.................      9,528,649
   131,300  Atlas Pipeline Partners, L.P....................      6,284,018
   465,471  Clearwater Natural Resources, L.P. + (a)........      8,145,742
   293,201  Copano Energy, LLC..............................     17,331,111
   317,272  Crosstex Energy, L.P............................     11,913,563
   106,910  Crosstex Energy, L.P., Senior Subordinated
               Series C Units (a)...........................      3,367,153
   100,860  DCP Midstream Partners, L.P.....................      3,353,595
   112,132  Enbridge Energy Management, LLC*................      5,528,133
    23,912  Enbridge Energy Partners, L.P...................      1,197,035
   567,370  Energy Transfer Partners, L.P...................     30,978,402
   591,138  Enterprise Product Partners, L.P................     16,717,383
    73,100  Hiland Partners, L.P............................      3,854,563
   250,000  Holly Energy Partners, L.P......................     10,047,500
   148,000  Inergy Holdings, L.P............................      5,721,680
   385,275  Inergy, L.P.....................................     11,407,993
   360,521  Kinder Morgan Energy Partners, L.P..............     17,481,663
    42,660  Kinder Morgan Management, LLC*..................      1,962,340
   461,756  Magellan Midstream Partners, L.P................     17,874,575
   230,178  MarkWest Energy Partners, L.P...................     13,028,075
    25,477  Martin Midstream Partners, L.P..................        790,042
   128,169  Natural Resource Partners, L.P..................      6,728,873
   564,516  Plains All American Pipeline, L.P...............     28,508,058
    52,600  Regency Energy Partners, L.P....................      1,416,518
    14,000  Teekay LNG Partners, L.P........................        441,980
    90,605  U.S. Shipping Partners, L.P.....................      1,678,005
    38,067  U.S. Shipping Partners, L.P. + (a)..............        644,013
    90,647  U.S. Shipping Partners, L.P., Class B + (a).....      1,436,019
   186,726  Valero, L.P.....................................     10,247,523
   178,600  Williams Partners, L.P..........................      6,908,248
                                                             --------------
                                                                255,944,565
                                                             --------------
            TOTAL MASTER LIMITED PARTNERSHIPS...............    255,944,565
            (Cost $159,321,875)                              --------------

RIGHTS - 0.0%

            OIL, GAS & CONSUMABLE FUELS - 0.0%
        17  Clearwater Natural Resources, L.P. -
               Rights **+ (a)...............................              0
                                                             --------------
            TOTAL RIGHTS....................................              0
            (Cost $0)                                        --------------

                       See Notes to Financial Statements.                 Page 5

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
NOVEMBER 30, 2006


                                                                  MARKET
                                                                  VALUE
                                                             --------------

            TOTAL INVESTMENTS - 153.4%...................... $  255,944,565
            (Cost $159,321,875)***

            NET OTHER ASSETS & LIABILITIES - (18.0%)........    (30,094,412)

            ENERGY NOTES SERIES A PAYABLE - (20.4)%.........    (34,000,000)

            ENERGY NOTES SERIES B PAYABLE - (15.0)%.........    (25,000,000)
                                                             --------------
            NET ASSETS - 100.0%............................. $  166,850,153
                                                             ==============

---------------------------------------------------------------------------
      *     Non-income producing security which pays regular in-kind
            distributions.
     **     Non-income producing.
    ***     Aggregate cost for federal income tax purposes is $149,631,708.
      +     Securities are restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Market value is determined in accordance with procedures adopted by the Board of Trustees (See Note 2C).
    (a)     Security is fair valued in accordance with procedures adopted by the
            Fund's Board of Trustees.


Page 6                 See Notes to Financial Statements.

ENERGY INCOME AND GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2006


ASSETS

Investments, at value
   Cost ($159,321,875)...................................... $  255,944,565
Cash........................................................      2,366,105
Interest rate cap (Cost $378,013)...........................        355,218
Prepaid expenses............................................        820,915
Receivables:
   Investment securities sold...............................        618,580
   Income taxes.............................................        439,207
   Interest.................................................          8,462
   Dividends................................................          3,760
                                                             --------------
      Total Assets..........................................    260,556,812
                                                             --------------

LIABILITIES:
Series A Energy Notes payable...............................     34,000,000
Series B Energy Notes payable...............................     25,000,000
Deferred income tax liability...............................     33,873,855
Payables:
   Income taxes.............................................        233,792
   Investment advisory fees.................................        183,765
   Audit and legal fees.....................................        148,598
   Interest on Energy Notes.................................        161,906
   Printing fees............................................         46,610
   Administrative fees......................................         17,989
Accrued expenses............................................         40,144
                                                             --------------
      Total Liabilities.....................................     93,706,659
                                                             --------------
NET ASSETS.................................................. $  166,850,153
                                                             ==============

NET ASSETS CONSIST OF:
Undistributed net investment loss, net of income taxes...... $   (3,228,662)
Accumulated net realized loss on investments sold,
   net of income taxes......................................     (1,961,476)
Net unrealized appreciation of investments and interest
   rate cap, net of income taxes............................     62,916,526
Par value...................................................         64,470
Paid-in capital.............................................    109,059,295
                                                             --------------
Total Net Assets............................................ $  166,850,153
                                                             ==============
NET ASSET VALUE, per Common Share
   (par value $0.01 per Common Share)....................... $        25.88
                                                             ==============
Number of Common Shares outstanding
   (unlimited number of Common Shares has been authorized)..      6,446,995





                       See Notes to Financial Statements.                 Page 7

ENERGY INCOME AND GROWTH FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2006


INVESTMENT INCOME:
Dividends................................................... $      232,787
Interest....................................................         54,576
                                                             --------------
   Total investment income..................................        287,363
                                                             --------------
EXPENSES:
Interest expense............................................      2,570,103
Investment advisory fees....................................      2,041,933
Administration fees.........................................        202,431
Audit and legal fees........................................        134,164
Trustees' fees and expenses.................................         44,096
Printing fees...............................................         81,331
Transfer agent fees.........................................         35,297
Custodian fees..............................................         22,411
Other.......................................................        378,244
                                                             --------------
   Total expenses...........................................      5,510,010
                                                             --------------
   Fees waived by investment advisor........................       (276,127)
                                                             --------------
Net expenses................................................      5,233,883
                                                             --------------
NET INVESTMENT LOSS BEFORE TAXES ...........................     (4,946,520)
   Current federal income tax benefit.....        985,081
   Current income tax expense - other.....       (296,792)
   Deferred federal income tax benefit....      1,249,197
   Deferred income tax expense - other ...       (219,628)
                                           --------------
   Total income tax benefit.................................      1,717,858
                                                             --------------
Net investment loss.........................................     (3,228,662)
                                                             --------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND INTEREST RATE CAP:
Net realized gain on investments during the year before taxes     1,031,420
                                                             --------------
   Current federal income tax expense.....       (545,874)
   Deferred federal income tax benefit....        184,506
   Deferred income tax benefit - other....          1,060
                                           --------------
   Total income tax expense.................................       (360,308)
                                                             --------------
Net realized gain on investments during the year............        671,112
Change in unrealized appreciation of:
   Investments..............................................     50,988,815
   Interest rate cap transaction............................       (132,065)
                                                             --------------
Net unrealized gain on investments and interest rate cap
 during the year before tax.................................     50,856,750
   Deferred federal income tax expense....    (17,692,708)
   Deferred income tax expense - other....       (121,247)
                                           --------------
   Total income tax expense.................................    (17,813,955)
                                                             --------------
Net change in unrealized appreciation of investments
   and interest rate cap during the year....................     33,042,795
                                                             --------------
Net realized and unrealized gain on investments and
   interest rate transaction................................     33,713,907
                                                             --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........ $   30,485,245
                                                             ==============





Page 8                 See Notes to Financial Statements.

ENERGY INCOME AND GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    YEAR                YEAR
                                                                                   ENDED               ENDED
                                                                                11/30/2006          11/30/2005
                                                                               ------------        ------------
OPERATIONS:
Net investment loss.....................................................       $ (3,228,662)       $ (2,206,923)
Net realized gain on investments during the year........................            671,112           5,671,909
Net change in unrealized appreciation of investments
   and interest rate cap during the year................................         33,042,795          12,686,390
Net increase from payment by the investment advisor and sub-advisor*....              --                 23,012
                                                                               ------------        ------------
Net increase in net assets resulting from operations....................         30,485,245          16,174,388

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments........................................              --             (5,613,501)
Return of capital.......................................................         (8,864,619)         (2,915,894)
                                                                               ------------        ------------
Total distributions to shareholders.....................................         (8,864,619)         (8,529,395)
                                                                               ------------        ------------

CAPITAL TRANSACTIONS:
Proceeds from 26,352 Common Shares reinvested...........................              --                591,262
                                                                               ------------        ------------
Total capital transactions..............................................              --                591,262
                                                                               ------------        ------------
Net increase in net assets..............................................         21,620,626           8,236,255

NET ASSETS:
Beginning of year.......................................................        145,229,527         136,993,272
                                                                               ------------        ------------
End of year.............................................................       $166,850,153        $145,229,527
                                                                               ============        ============
Undistributed net investment loss at end of year, net of income taxes...       $ (3,228,662)       $      --
                                                                               ============        ============

--------------------------------------------------
*        See Note 3 in Notes to Financial Statements.


                       See Notes to Financial Statements.                 Page 9

ENERGY INCOME AND GROWTH FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED NOVEMBER 30, 2006

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations, after
   income tax expense.....................................................     $ 30,485,245
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities:
   Changes in assets and liabilities:
     Increase in investments, at value*...................................      (62,772,467)
     Decrease in interest rate cap**......................................          242,444
     Increase in dividends receivable.....................................           (3,760)
     Increase in interest receivable......................................           (3,447)
     Increase in income tax receivable....................................         (439,207)
     Increase in prepaid expenses.........................................         (338,517)
     Increase in receivable for investment securities sold................         (444,213)
     Increase in interest payable on Energy Notes.........................           61,555
     Decrease in income tax payable.......................................         (299,062)
     Increase in investment advisory fees payable.........................           71,555
     Increase in audit and legal fees payable.............................            8,049
     Increase in printing fees payable....................................           19,003
     Increase in administrative fees payable..............................            3,028
     Increase in accrued expenses.........................................           24,941
     Increase in deferred income tax liability............................       16,634,164
                                                                               ------------
CASH USED BY OPERATING ACTIVITIES.........................................                        $(16,750,689)
CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions paid.....................................................                          (8,864,619)
   Issuance of Series B Energy Notes......................................                          25,000,000
                                                                                                  ------------
CASH PROVIDED BY FINANCING ACTIVITIES.....................................                          16,135,381
                                                                                                  ------------
Decrease in cash .........................................................                            (615,308)
Cash at beginning of year.................................................                           2,981,413
                                                                                                  ------------
Cash at end of year.......................................................                        $  2,366,105
                                                                                                  ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest....................................                        $  2,508,548

--------------------------------------------------------------------------------
    * Includes net change in unrealized appreciation on investments of $50,988,815.
    ** Includes net change in unrealized appreciation on interest rate cap of $(132,065).


Page 10                See Notes to Financial Statements.

ENERGY INCOME AND GROWTH FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                 YEAR              YEAR            PERIOD
                                                                ENDED             ENDED             ENDED
                                                              11/30/2006        11/30/2005       11/30/2004*
                                                             ------------      ------------     -------------
Net asset value, beginning of period.....................    $      22.53      $      21.34     $       19.10 (h)
                                                             ------------      ------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss......................................           (0.50)            (0.34)            (0.13)
Net realized and unrealized gain/(loss) on
   investments and interest rate cap.....................            5.23              2.86              2.74
                                                             ------------      ------------     -------------
Total from investment operations after income tax........            4.73              2.52              2.61
                                                             ------------      ------------     -------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net realized gain on investments.........................           --                (0.88)            --
Return of capital........................................           (1.38)            (0.45)            (0.33)
                                                             ------------      ------------     -------------
Total from distributions.................................           (1.38)            (1.33)            (0.33)
                                                             ------------      ------------     -------------
Common Shares offering costs charged to paid-in capital..           --                --                (0.04)
                                                             ------------      ------------     -------------
Net asset value, end of period...........................    $      25.88      $      22.53     $       21.34
                                                             ============      ============     =============
Market value, end of period..............................    $      24.49      $      20.92     $       22.12
                                                             ============      ============     =============
TOTAL RETURN BASED ON NET ASSET VALUE (A)+...............           22.23%            11.96%(f)         13.53%
                                                             ============      ============     =============
TOTAL RETURN BASED ON MARKET VALUE (B)+..................           24.57%             0.29%            12.38%
                                                             ============      ============     =============
Net assets, end of period (in 000's).....................    $    166,850      $    145,230     $     136,993

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
 Net expense ratio excluding interest expense............            1.76%             1.57%             1.36%**
 Total expense ratio.....................................            3.63%             2.64%             2.20%**
 Net expense ratio.......................................            3.45%             2.33%             1.91%**
 Net expense ratio including tax expenses (g)............           14.29%             8.31%            18.09%**

RATIOS OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
 Net investment loss ratio before tax expenses...........           (3.26)%           (2.29)%           (1.49)%**
 Net investment loss ratio including tax expenses (g)....          (14.10)%           (8.27)%          (17.67)%**
 Portfolio turnover rate.................................              17%               38%               35%

DEBT:
Total Energy Notes outstanding ($25,000 per note)........           2,360             1,360               N/A
Principal amount and market value per Energy Note (d)....    $     25,069      $     25,074               N/A
Asset coverage per Energy Note (e).......................    $     95,699      $    131,786               N/A
Total loan outstanding (in 000's)........................             N/A               N/A     $      30,000
Asset coverage per $1,000 senior indebtedness (c)........             N/A               N/A     $       5,566

--------------------------------------------------
*    The Fund commenced operations on June 17, 2004.
**   Annualized.
(a) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share and does not reflect sales load.
(b) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in Common Share price per share, all based on Common Share market price per share.
(c) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding senior indebtedness.
(d)  Includes accumulated and unpaid interest.
(e) Calculated by subtracting the Fund's total liabilities (not including the Energy Notes) from the Fund's total assets, and dividing by the outstanding Energy Notes.
(f) In 2005, the Fund received reimbursements from the investment advisor and sub-advisor. This reimbursement had no effect on the Fund's total returns.
(g) Includes tax expenses associated with each component of the Statement of Operations.
(h)  Net of sales load of $0.90 per Common Share on initial offering.
+    Total return is not annualized for periods less than one year.
N/A  Not applicable.

                       See Notes to Financial Statements.                Page 11

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                         ENERGY INCOME AND GROWTH FUND
                               NOVEMBER 30, 2006


                              1. FUND DESCRIPTION

Energy Income and Growth Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FEN on the American Stock Exchange.

The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund will focus on investing in publicly-traded master limited partnerships ("MLPs") and related public entities in the energy sector, which Fiduciary Asset Management, LLC (the "Sub-Advisor") believes offer opportunities for income and growth. Due to the tax treatment of cash distributions made by MLPs to their investors, a portion of the distributions received may be tax deferred, thereby maximizing cash available for distribution by the Fund to its shareholders. There can be no assurance that the Fund's investment objective will be achieved.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The Fund determines the net asset value of its Common Shares as of the close of regular session trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, no less frequently than weekly on Friday of each week. Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all Fund liabilities (including accrued expenses, dividends payable, current and deferred income taxes and any borrowings of the Fund) by the total number of shares outstanding. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate the associated deferred tax liability. From time to time, the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate.

The Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Fixed-income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Short-term investments that mature in less than 60 days are valued at amortized cost.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized and recorded on the accrual basis, including amortization of premiums and accretion of discounts.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital from the MLP to the extent of the cost basis of such MLP investments. Cumulative distributions received in excess of the Fund's cost basis in an MLP generally are recorded as dividend income.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------
                         ENERGY INCOME AND GROWTH FUND
                               NOVEMBER 30, 2006

C. RESTRICTED SECURITIES:

The Fund may invest up to 35% of its Managed Assets, which is the average daily gross asset value of the Fund minus accrued liabilities (excluding the principal amount of any borrowings), in restricted securities. Restricted securities are securities that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. The Fund currently holds the restricted securities shown in the following table. The Fund does not have the right to demand that such securities be registered. Restricted securities are valued at fair value in accordance with procedures adopted by the Fund's Board of Trustees.

                                                                    CARRYING           CARRYING
                                                                    VALUE PER       COST PER SHARE      11/30/06
                                                                      SHARE         AT ACQUISITION        MARKET
                               ACQUISITION                          11/30/06             DATE             VALUE            % OF
SECURITY                           DATE            SHARES         (RESTRICTED)      (RESTRICTED)      (RESTRICTED)      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Clearwater Natural
Resources, L.P.                08/01/05           465,471            $17.50            $20.00         $ 8,145,742          4.88%

Clearwater Natural
Resources, L.P. - Rights       08/01/05                17            $ 0.00            $ 0.00         $         0          0.00%

U.S. Shipping Partners, L.P.   08/07/06            38,067            $16.92            $18.34         $   644,013          0.39%
U.S. Shipping Partners, L.P.,
Class B                        08/07/06            90,647            $15.84            $17.12         $ 1,436,019          0.86%
                                                  -------                                             -----------          ----
                                                  594,202                                             $10,225,774          6.13%
                                                  =======                                             ===========          ====

D. DISTRIBUTIONS TO SHAREHOLDERS:

The Fund intends to make quarterly distributions to Common Shareholders. The Fund's distributions generally will consist of cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less operating expenses, including taxes. Distributions made from current and accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income.

Distributions that are in an amount greater than the Fund's current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder's basis in the Common Shares, and such distributions would correspondingly reduce the amount of realized loss upon the sale of the Common Shares. A reduction in the shareholder's basis would increase the realized gain or reduce the amount of realized loss upon the sale of the Common Shares. Additionally, distributions not paid from current and accumulated earnings and profits that exceed a shareholder's tax basis in the Common Shares will be taxed as a capital gain.

Distributions of $8,864,619 paid during the year ended November 30, 2006, have been characterized as return of capital for tax purposes. Distributions will automatically be reinvested in additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

E. INCOME TAXES:

The Fund is treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. The Fund's tax expense or benefit is included in the Statement of Operations based on the component of income or gains/(losses) to which such expense or benefit relates. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the United States also imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. This differs from most investment companies, which elect to be treated as "regulated investment companies" under the United States Internal Revenue Code of 1986, as amended. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates.

The tax deferral benefit the Fund derives from its investment in MLPs results largely because the MLPs are treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and credits from the MLPs, regardless of whether or not any cash is distributed from the MLPs.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------
                         ENERGY INCOME AND GROWTH FUND
                               NOVEMBER 30, 2006


To the extent that the distributions received from the MLPs exceed the net taxable income realized by the Fund from its investment, a tax liability results. This tax liability is a deferred liability to the extent that MLP distributions received have not exceeded the Fund's adjusted tax basis in the respective MLPs. To the extent that distributions from an MLP exceed the Fund's adjusted tax basis, the Fund will recognize a taxable capital gain.

For the year ended November 30, 2006, distributions of $13,970,939 received from MLPs have been classified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.

The Fund's provision for income taxes is calculated in accordance with SFAS No. 109 Accounting for Income Taxes and consists of the following:

Current federal income taxes.............   $    (439,207)
Current other taxes......................         296,792
Deferred federal income taxes............      16,259,005
Deferred other income taxes..............         339,815
                                            -------------
Total income tax expense.................   $  16,456,405
                                            =============

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. At November 30, 2006, the Fund had a net operating loss for federal and state income tax purposes of $9,122,635 and $1,617,320, respectively. The Fund's 2006 income tax provision includes a full valuation allowance against the deferred tax assets associated with this net operating loss. Components of the Fund's deferred tax assets and liabilities as of November 30, 2006 are as follows:

DEFERRED TAX ASSETS:
Federal net operating loss................  $   3,319,896
State net operating loss..................         80,866
State income taxes........................        209,285
Other.....................................         44,546
                                            -------------
Total deferred tax assets.................      3,654,593
Less: valuation allowance.................        (80,866)
                                            -------------
Net deferred tax assets...................  $   3,573,727
                                            =============

DEFERRED TAX LIABILITIES:
Unrealized gains on investment securities.  $  37,447,582
                                            -------------
Total deferred tax liabilities............     37,447,582
                                            -------------
Total net deferred tax liabilities........  $  33,873,855
                                            =============

Total income taxes differ from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains on investments.

Application of statutory income tax rate..  $  16,429,578
State income taxes, net...................        110,640
Change in valuation allowance.............         58,308
Other.....................................       (142,121)
                                            -------------
Total.....................................  $  16,456,405
                                            =============

F. EXPENSES:

The Fund will pay all expenses directly related to its operations.

G. INTEREST RATE CAP:

The Fund has entered into an interest rate cap transaction with Lehman Brothers Special Financing Inc. for the purpose of limiting the impact that higher short-term interest rates would have on the leverage costs of the Fund. The transaction has a notional amount of $34,000,000, a cap rate of 5.00% per annum and a termination date of May 3, 2010 and is marked to market with the change in value reflected in a "Change in unrealized appreciation of interest rate cap transaction" on the Statement of Operations. The initial cost of the transaction, $552,500, was capitalized and is being amortized to expense on a straight line basis over the term of the transaction.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------
                         ENERGY INCOME AND GROWTH FUND
                               NOVEMBER 30, 2006


H. NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This pronouncement provides guidance on the recognition, measurement, classification, and disclosures related to uncertain tax positions, along with any related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is evaluating the implications of FIN 48 and its impact on the financial statements which has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued by the FASB and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets.

During the year ended November 30, 2005, the Fund's investment advisor and sub-advisor reimbursed the Fund for $35,403 in connection with an affiliated transaction.

Fiduciary Asset Management, LLC serves as the Fund's Sub-Advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives an annual portfolio management fee of 0.50% of Managed Assets that is paid monthly by First Trust.

First Trust waived fees and reimbursed the Fund for expenses in an amount equal to 0.25% of the average daily Managed Assets of the Fund through June 24, 2006. The Sub-Advisor has agreed to bear a portion of this fee waiver and expense reimbursement obligation by reducing the amount of its full sub-advisory fee to 0.382% of the average daily Managed Assets. Waivers and reimbursements are reported as "Fees waived by investment advisor" on the Statement of Operations.

PFPC Inc., an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

The Fund pays each Trustee who is not an officer or employee of First Trust or any of its affiliates ("Disinterested Trustees") an annual retainer of $10,000, which includes compensation for all board and committee meetings. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended November 30, 2006, were $61,955,320 and $37,431,516, respectively.

As of November 30, 2006, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $107,010,800 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $697,943.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------
                         ENERGY INCOME AND GROWTH FUND
                               NOVEMBER 30, 2006


                                5. COMMON SHARES

As of November 30, 2006, 6,446,995 of $0.01 par value Common Shares were issued and outstanding. An unlimited number of Common Shares has been authorized under the Fund's Dividend Reinvestment Plan.

COMMON SHARE TRANSACTIONS WERE AS FOLLOWS:

                                           YEAR ENDED            YEAR ENDED
                                        NOVEMBER 30, 2006     NOVEMBER 30, 2005
                                        -----------------     -----------------
                                         SHARES   AMOUNT       SHARES   AMOUNT
                                         ------   ------       ------   ------
Issued as reinvestment of dividends
 under the Dividend Reinvestment Plan      --     $   --       26,352  $591,262
                                        -------   ------       ------  --------
                                           --     $   --       26,352  $591,262
                                        =======   ======       ======  ========


                                6. ENERGY NOTES

The Fund's Declaration of Trust authorizes the issuance of notes as determined by the Board of Trustees without the approval of Common Shareholders. As of November 30, 2006, the Fund has 1,360 Series A Energy Notes, and 1,000 Series B Energy Notes outstanding at a principal value of $25,000 per note. The principal amounts of the Series A and Series B Energy Notes will be due and payable on March 2, 2045 and March 30, 2046, respectively. The Series A and Series B Energy Notes offering costs of $158,761 and $99,326 and commissions of $340,000 and $250,000, respectively, were capitalized and are being amortized to expense on a straight line basis over the term of each of the Series A and Series B Energy Notes.

An auction of the Series A Energy Notes is generally held every 28 days. An Auction of the Series B Energy Notes is generally held every 7 days. The Series A and Series B Energy Notes will pay interest at annual rates that may vary for each auction rate period. Existing note holders may submit an order to buy, sell or hold such notes on each auction date.

The Series A Energy Notes annual interest rate in effect as of November 30, 2006 was 5.243%. The interest rate, as set by the auction process, is generally expected to vary with short-term interest rates. The high and low annual interest rates during the year ended November 30, 2006, were 5.284% and 4.014%, respectively, and the average interest rate was 4.883%.

The Series B Energy Notes annual interest rate in effect as of November 30, 2006 was 5.274%. The interest rate, as set by the auction process, is generally expected to vary with short-term interest rates. The high and low annual interest rates from March 23, 2006 (issuance date) through November 30, 2006, were 5.344% and 4.739%, respectively, and the average interest rate was 5.149%.

                              7. CREDIT AGREEMENT

The Fund has a credit agreement with the Custodial Trust Company of Bear Stearns, under which the Fund may borrow from the Custodial Trust Company an aggregate amount of up to the lesser of $30,000,000 or the maximum amount the Fund is permitted to borrow under the 1940 Act. For the year ended November 30, 2006, the average amount outstanding was $4,031,646 with a weighted average interest rate of 5.694%. This credit agreement has no maturity date and can be paid or called at any time. As of November 30, 2006, the Fund had no outstanding borrowings under this credit agreement.

                        8. CONCENTRATION OF CREDIT RISKS

The Fund intends to invest at least 85% of its Managed Assets in securities issued by energy companies, energy sector MLPs and MLP-related entities. Given this industry concentration, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------
                         ENERGY INCOME AND GROWTH FUND
                               NOVEMBER 30, 2006


                              9. SUBSEQUENT EVENTS

On December 18, 2006, the Fund declared a dividend of $0.375 per share, which represents a dividend from net investment income to Common Shareholders of record January 18, 2007, payable January 31, 2007.

On December 11, 2006, the Fund announced that its Board of Trustees approved a managed distribution policy increasing the Fund's current quarterly distribution level to $0.375 per share. This represents a 5.63% increase from the previous quarterly distribution amount of $0.355 per share. The Fund will make its first quarterly distribution under the new managed distribution policy beginning in January 2007.

The Board of Trustees of the Fund adopted a compensation policy pursuant to which, effective January 1, 2007, the Independent Trustees shall be paid an annual retainer of $10,000 by each investment company of the First Trust Fund Complex up to a total of 14 investment companies (the "Trustees Compensation I") and an annual retainer of $7,500 by each subsequent investment company added to the First Trust Fund Complex (the "Trustees Compensation II" and together with Trustees Compensation I, the "Aggregate Trustee Compensation"). The Aggregate Trustee Compensation shall be divided equally among each of the investment companies in the First Trust Fund Complex. No additional meeting fees are paid in connection with regular board or committee meetings. The Trustees shall also be paid $1,000 for each meeting held in connection with the organization of a new investment company for the First Trust Fund Complex. These additional fees are paid by First Trust. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings.

Additionally, Thomas R. Kadlec is paid annual compensation of $10,000 to serve as the Lead Trustee and Niel B. Nielson is paid annual compensation of $5,000 to serve as the chairman of the Audit Committee of each of the investment companies in the First Trust Fund Complex. Such additional compensation to Messrs. Kadlec and Nielson are paid by the investment companies in the First Trust Fund Complex and the fees are divided equally among those investment companies.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF ENERGY INCOME AND GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Energy Income and Growth Fund (the "Fund"), including the portfolio of investments, as of November 30, 2006, the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the Fund's custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2006, the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.



/S/ DELOITTE & TOUCHE LLP
Chicago, Illinois
January 24, 2007

ADDITIONAL INFORMATION

                         ENERGY INCOME AND GROWTH FUND
                         NOVEMBER 30, 2006 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PFPC Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc., as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

         (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
             (ii) 95% of the market price on that date.

         (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------
                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------
                         ENERGY INCOME AND GROWTH FUND
                         NOVEMBER 30, 2006 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

                               BY-LAW AMENDMENTS

On December 12, 2005, June 12, 2006 and December 11, 2006, the Board of Trustees of the Fund approved certain changes to the By-Laws of the Fund which may have the effect of delaying or preventing a change in control of the Fund, including the implementation of a staggered Board of Trustees. These changes were not required to be, and were not approved by the Fund's shareholders. To receive a copy of the revised By-Laws, investors may call the Fund at (800) 988-5891.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of First Trust Strategic High Income Fund, Energy Income and Growth Fund, First Trust Value Line 100(R) Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund and First Trust/FIDAC Mortgage Income Fund was held on April 17, 2006. At the Annual Meeting, the Fund's Board of Trustees, then consisting of James A. Bowen, Niel B. Nielson, Thomas R. Kadlec and Richard E. Erickson, were elected to serve an additional one-year term. The number of votes cast for James A. Bowen was 6,042,567, the number of votes withheld was 68,435 and the number of abstentions was 335,993. The number of votes cast for Niel B. Nielson was 6,040,846, the number of votes withheld was 70,156 and the number of abstentions was 335,993. The number of votes cast for Thomas R. Kadlec was 6,041,157, the number of votes withheld was 69,845 and the number of abstentions was 335,993. The number of votes cast for Richard E. Erickson was 6,042,453, the number of votes withheld was 68,549 and the number of abstentions was 335,993.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------
                         ENERGY INCOME AND GROWTH FUND
                               NOVEMBER 30, 2006



Information pertaining to the Trustees and officers* of the Fund as of December 10, 2006 is set forth below.

                                                                                               NUMBER OF              OTHER
                                                                                               PORTFOLIOS         TRUSTEESHIPS/
         NAME, D.O.B., ADDRESS AND     TERM OF OFFICE AND        PRINCIPAL OCCUPATION(S)     IN FUND COMPLEX      DIRECTORSHIPS
         POSITION(S) WITH THE FUND   LENGTH OF TIME SERVED        DURING PAST 5 YEARS      OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
                                                       DISINTERESTED TRUSTEES
Richard E. Erickson, Trustee            o One year term             Physician;                 34 portfolios           None
D.O.B. 04/51                            o 3 years served            President, Wheaton
c/o First Trust Advisors L.P.                                       Orthopedics;
1001 Warrenville Road                                               Co-owner and
Suite 300                                                           Co-Director, Sports
Lisle, IL 60532                                                     Med Center for
                                                                    Fitness; Limited
                                                                    Partner, Gundersen
                                                                    Real Estate
                                                                    Partnership

Thomas R. Kadlec, Trustee               o One year term             Vice President and         34 portfolios            None
D.O.B. 11/57                            o 3 years served            Chief Financial
c/o First Trust Advisors L.P.                                       Officer (1990 to
1001 Warrenville Road                                               present); ADM
Suite 300                                                           Investor Services,
Lisle, IL 60532                                                     Inc. (Futures
                                                                    Commission
                                                                    Merchant);
                                                                    Registered
                                                                    Representative (2000
                                                                    to present),
                                                                    Segerdahl & Company,
                                                                    Inc., an NASD member
                                                                    (Broker-Dealer)
                                                                    President, ADM
                                                                    Derivatives, Inc.
                                                                    (May 2005 to present)

Robert F. Keith, Trustee                o One year term             President, Hibs            22 portfolios            None
D.O.B. 11/56                            o 6 months served           Enterprises
c/o First Trust Advisors L.P.                                       (Financial and
1001 Warrenville Road                                               Management
Suite 300                                                           Consulting) (2003 to
Lisle, IL 60532                                                     present); Aramark
                                                                    Service Master
                                                                    Management (2001 to
                                                                    2003); President and
                                                                    Chief Operating
                                                                    Officer, Service
                                                                    Master Management
                                                                    Services (1998 to
                                                                    2003)


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------
                         ENERGY INCOME AND GROWTH FUND
                               NOVEMBER 30, 2006



                                                                                               NUMBER OF              OTHER
                                                                                               PORTFOLIOS         TRUSTEESHIPS/
         NAME, D.O.B., ADDRESS AND     TERM OF OFFICE AND        PRINCIPAL OCCUPATION(S)     IN FUND COMPLEX      DIRECTORSHIPS
         POSITION(S) WITH THE FUND   LENGTH OF TIME SERVED        DURING PAST 5 YEARS      OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
                                                       DISINTERESTED TRUSTEES (CONTINUED)
Niel B. Nielson, Trustee                o One year term             President, Covenant        34 portfolios    Director of Good
D.O.B. 03/54                            o 3 years served            College (June 2002                          News
c/o First Trust Advisors L.P.                                       to present); Pastor,                        Publishers-Crossway
1001 Warrenville Road                                               College Church in                           Books; Covenant
Suite 300                                                           Wheaton (1997 to                            Transport, Inc.
Lisle, IL 60532                                                     June 2002)




                                                         INTERESTED TRUSTEE


James A. Bowen, Trustee                 o One year Trustee          President, First           34 portfolios    Trustee of Wheaton
President, Chairman of the                term and indefinite       Trust Advisors L.P.                         College
Board and CEO                             officer term              and First Trust
D.O.B. 09/55                            o 3 years served            Portfolios L.P;
1001 Warrenville Road                                               Chairman of the
Suite 300                                                           Board, BondWave LLC
Lisle, IL 60532                                                     and Stonebridge
                                                                    Advisors LLC

                                                   OFFICERS WHO ARE NOT TRUSTEES
Mark R. Bradley, Treasurer,             o Indefinite term           Chief Financial                 N/A                  N/A
Controller, Chief Financial             o 3 years served            Officer, Managing
Officer, Chief Accounting                                           Director, First
Officer                                                             Trust Advisors L.P.
D.O.B. 11/57                                                        and First Trust
1001 Warrenville Road                                               Portfolios L.P.;
Suite 300                                                           Chief Financial
Lisle, IL 60532                                                     Officer, BondWave
                                                                    LLC and Stonebridge
                                                                    Advisors LLC

Kelley Christensen                      o Indefinite term           Assistant Vice                  N/A                  N/A
Vice President                          o Since December            President of First
D.O.B. 09/70                              10, 2006                  Trust Portfolios
1001 Warrenville Road                                               L.P. and First Trust
Suite 300                                                           Advisors L.P.
Lisle, IL 60532

James M. Dykas                          o Indefinite term           Vice President,                 N/A                  N/A
Assistant Treasurer                     o 1 year served             First Trust Advisors
D.O.B. 01/66                                                        L.P. and First Trust
1001 Warrenville Road                                               Portfolios L.P.
Suite 300                                                           (January 2005 to
Lisle, IL 60532                                                     present); Executive
                                                                    Director, Van Kampen
                                                                    Asset Management and
                                                                    Morgan Stanley
                                                                    Investment
                                                                    Management
                                                                    (1999-2005)

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------
                         ENERGY INCOME AND GROWTH FUND
                               NOVEMBER 30, 2006



                                                                                               NUMBER OF              OTHER
                                                                                               PORTFOLIOS         TRUSTEESHIPS/
         NAME, D.O.B., ADDRESS AND     TERM OF OFFICE AND        PRINCIPAL OCCUPATION(S)     IN FUND COMPLEX      DIRECTORSHIPS
         POSITION(S) WITH THE FUND   LENGTH OF TIME SERVED        DURING PAST 5 YEARS      OVERSEEN BY TRUSTEE   HELD BY Trustee
                                             OFFICERS WHO ARE NOT TRUSTEES - (CONTINUED)
Christopher R. Fallow                   o Indefinite term           Assistant Vice                  N/A                  N/A
Assistant Vice President                o Since December            President of First
D.O.B. 04/79                              10, 2006                  Trust Portfolios
1001 Warrenville Road                                               L.P. and First Trust
Suite 300                                                           Advisors L.P.
Lisle, IL 60532

W. Scott Jardine,                       o Indefinite term           General Counsel,                N/A                  N/A
Secretary and Chief                     o 3 years served            First Trust Advisors
Compliance Officer                                                  L.P. and First Trust
D.O.B. 05/60 1001                                                   Portfolios L.P.;
Warrenville Road                                                    Secretary, BondWave
Suite 300 Lisle, IL                                                 LLC and Stonebridge
60532                                                               Advisors LLC

Daniel J. Lindquist                     o Indefinite term           Senior Vice                     N/A                  N/A
Vice President                          o 1 year served             President, First
D.O.B. 02/70                                                        Trust Advisors L.P.
1001 Warrenville Road                                               and First Trust
Suite 300                                                           Portfolios L.P.
Lisle, IL 60532                                                     (April 2004 to
                                                                    present); Chief
                                                                    Operating Officer,
                                                                    Mina Capital
                                                                    Management, LLC
                                                                    (January 2004-April
                                                                    2004); Chief
                                                                    Operating Officer,
                                                                    Samaritan Asset
                                                                    Management Services,
                                                                    Inc. (April
                                                                    2000-January 2004)

Kristi A. Maher                         o Indefinite term           Assistant General               N/A                  N/A
Assistant Secretary                     o 3 years served            Counsel, First Trust
D.O.B. 12/66                                                        Advisors L.P. and
1001 Warrenville Road                                               First Trust
Suite 300                                                           Portfolios L.P.
Lisle, IL 60532                                                     (March 2004 to
                                                                    present); Associate,
                                                                    Chapman and Cutler
                                                                    LLP (1995-2004)

--------------------------------
    * The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

This Page Left Blank Intentionally.

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this item's instructions.

     (d) The registrant has not, during the period covered by this report, granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
         (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $54,340 for 2005 and $54,750 for 2006.

         (b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph
(a) of this Item were $0.

                AUDIT-RELATED FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the Registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0.

         (c) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant were $50,000 in 2005 and $11,000 in 2006. These fees were for tax consultation and tax preparation.

                TAX FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the Registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant's adviser were $6,000 for 2005 and $0 for 2006.

         (d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $3,264 for 2005 and $451 for 2006. These fees were for compliance consulting services.

                ALL OTHER FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $ 124,069 for 2005 and $15,808 for 2006. These fees were for Canadian tax consultation, compliance consulting and AIMR-PPS Verification Services.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, both amended as of December 10, 2006, the Audit Committee (the "COMMITTEE") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

         The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the DE MINIMIS exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to its pre-approval policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
         (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  0%

                           (c)  0%

                           (d)  0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2005 were $53,264 and $130,069 for the Registrant and the Registrant's investment adviser, respectively and for 2006 were $11,451 and $46,983 for the Registrant and the Registrant's investment adviser, respectively.

     (h) On December 10, 2006, the Registrant's audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                             FAM INVESTMENT ADVISER

                         POLICIES AND PROCEDURES MANUAL

                                  PROXY VOTING

         POLICY

         FAM, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

         BACKGROUND

         Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

         RESPONSIBILITY

         FAM's Vice President, Client Administration has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

         PROCEDURE

         FAM has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

         It is the policy of FAM to vote all proxies over which it has voting authority in the best interest of FAM's clients.

         By "best interest of FAM's clients," FAM means clients' best economic interest over the long term -- that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

         By "material conflict of interest," FAM means circumstances when FAM itself knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies of that issuer are voted.

        FAM INVESTS WITH MANAGEMENT TEAMS THAT SEEK SHAREHOLDERS' BEST INTERESTS

         Under its investment philosophy, FAM generally invests client funds in a company only if FAM believes that the company's management seeks to serve shareholders' best interests. Because FAM has confidence in the managements of the companies in which it invests, it believes that management decisions and recommendations on issues such as proxy voting GENERALLY are likely to be in shareholders' best interests.

         FAM may periodically reassess its view of company managements. If FAM concludes that a company's management no longer serves shareholders' best interests, FAM generally sells its clients' shares of the company. FAM believes that clients do not usually benefit from holding shares of a poorly managed company or engaging in proxy contests with management.

         FAM'S PROXY VOTING PROCEDURES

         When companies in which FAM has invested client funds issue proxies, FAM routinely votes the proxies as recommended by management, because it believes that recommendations by these companies' managements generally are in shareholders' best interests, and therefore in the best economic interest of FAM's clients.

         If FAM has decided to sell the shares of a company, whether because of concerns about the company's management or for other reasons, FAM generally abstains from voting proxies issued by the company after FAM has made the decision to sell. FAM generally will not notify clients when this type of routine abstention occurs.

         FAM also may abstain from voting proxies in other circumstances. FAM may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of clients, such as when foreign proxy issuers impose unreasonable voting or holding requirements. FAM generally will not notify clients when this type of routine abstention occurs.

         The procedures in this policy apply to all proxy voting matters over which FAM has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

         ALTERNATIVE PROCEDURES FOR POTENTIAL MATERIAL CONFLICTS OF INTEREST

         In certain circumstances, such as when the proponent of a proxy proposal is also a client of FAM, an appearance might arise of a potential conflict between FAM's interests and the interests of affected clients in how the proxies of that issuer are voted.

         Because FAM does not exercise discretion in voting proxies, but routinely votes proxies as recommended by management, no potential conflict of interest could actually affect FAM's voting of the proxies.

         Nevertheless, when FAM itself knowingly does business with a particular proxy issuer and a material conflict of interest between FAM's interests and clients' interests may appear to exist, FAM generally would, to avoid any appearance concerns, follow an alternative procedure rather than vote proxies as recommended by management. Such an alternative procedure generally would involve causing the proxies to be voted in accordance with the recommendations of an independent service provider that FAM may use to assist in voting proxies.

         FAM generally will not notify clients if it uses this procedure to resolve an apparent material conflict of interest. FAM will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

         In unusual cases, FAM may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

         (i) Notifying affected clients of the conflict of interest (if practical), and seeking a waiver of the conflict to permit FAM to vote the proxies under its usual policy;

         (ii) Abstaining from voting the proxies; or

         (iii) Forwarding the proxies to clients so that clients may vote the proxies themselves.

         FAM generally will notify clients if it uses one of these alternative procedures to resolve a material conflict of interest.

         VOTING BY CLIENT INSTEAD OF FAM

         A FAM client may vote its own proxies instead of directing FAM to do so. FAM recommends this approach if a client believes that proxies should be voted based on political or social interests.

         FAM generally will not accept proxy voting authority from a client (and will encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with FAM's guidelines or with the client's best economic interest in FAM's view.

         FAM generally will abstain from voting on (or otherwise participating in) the commencement of legal proceedings such as shareholder class actions or bankruptcy proceedings.

         RESPONSIBILITY

         FAM's client services staff has primary responsibility for implementing FAM's proxy voting procedures, including ensuring that proxies are timely submitted. FAM also may use a service provider to assist in voting proxies, recordkeeping, and other matters.

         FAM's security analysts routinely review proxy proposals as part of their ongoing reassessment of companies and their managements.

         RECORDKEEPING

         FAM or a service provider maintains, in accordance with Rule 204-2 of the Investment Advisers Act:

         (i) Copies of all proxy voting policies and procedures;

         (ii) Copies of proxy statements received (unless maintained elsewhere as described below);

         (iii) Records of proxy votes cast on behalf of clients;

         (iv) Documents prepared by FAM that are material to a decision on how to vote or memorializing the basis for a decision;

         (v) Written client requests for proxy voting information, and (vi) written responses by FAM to written or oral client requests.

         FAM will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if FAM relies on the service provider to maintain related records.

         FAM or its service provider may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

         All proxy related records will be maintained in an easily accessible place for five years (and an appropriate office of FAM or a service provider for the first two years).

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

         James J. Cunnane, Jr., Managing Director and Senior Portfolio Manager for Fiduciary Asset Management, LLC, the sub-advisor to the Registrant ("Fiduciary"), serves as the primary portfolio manager for the Registrant (the "Fund").

                                                           LENGTH OF
NAME                                     TITLE               SERVICE              BUSINESS EXPERIENCE PAST 5 YEARS
-----                                    -----               -------              --------------------------------
James J. Cunnane, Jr.         Managing Director and     10 years       Mr.  Cunnane  manages  institutional  and  private
                              Senior Portfolio                         client  equity  portfolios  and  has  an  industry
                              Manager of Fiduciary                     leading role as portfolio  manager of  Fiduciary's
                                                                       Master Limited  Partnership  (MLP) assets. He is
                                                                       actively involved with the Strategy Committee's
                                                                       macroeconomic assessment and top-down approach
                                                                       to portfolio management.

 (A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER AS OF NOVEMBER 30, 2006

---------------------------------------------------------------------------------------------------------------------
  NAME OF PORTFOLIO                         TOTAL # OF                         # OF ACCOUNTS MANAGED    TOTAL ASSETS FOR WHICH
  MANAGER OR TEAM                          ACCOUNTS                          FOR WHICH ADVISORY FEE    ADVISORY FEE IS BASED
       MEMBER         TYPE OF ACCOUNTS*     MANAGED        TOTAL ASSETS      IS BASED ON PERFORMANCE       ON PERFORMANCE
       ------         -----------------     -------        ------------      -----------------------         ------------
James J. Cunnane,     Registered               1           $624,518,838                 0                        $0
Jr.                   Investment
                      Companies:
---------------------------------------------------------------------------------------------------------------------
                      Other Pooled             0                $0                      0                        $0
                      Investment
                      Vehicles:
---------------------------------------------------------------------------------------------------------------------
                      Other Accounts:          78          $341,776,006                 0                        $0
---------------------------------------------------------------------------------------------------------------------


POTENTIAL CONFLICTS OF INTERESTS

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Fiduciary seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager's focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Fiduciary and the Fund have adopted procedures for allocating portfolio transactions across multiple accounts. With respect to securities transactions for the funds, Fiduciary determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Fiduciary acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Fiduciary may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved

Fiduciary and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

 (A)(3)  COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM
MEMBERS

The portfolio manager is paid a fixed base salary and an annual bonus. The base salary is set at a level determined to be appropriate based upon the individual's experience and responsibilities. The annual bonus is discretionary and is determined by the CEO. It is not based on the performance of the Fund or managed accounts.

 (A)(4)  DISCLOSURE OF SECURITIES OWNERSHIP

    o    Information provided as of November 30, 2006.

                                                   Dollar Range of Fund Shares
           NAME                                    Beneficially Owned
           -----
           James J. Cunnane, Jr.                   $ 50,001-$100,000


 (B) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) ENERGY INCOME AND GROWTH FUND

By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date     JANUARY 18, 2007
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date     JANUARY 18, 2007
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ MARK R. BRADLEY
                         -------------------------------------------------------
                         Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer
                         (principal financial officer)

Date     JANUARY 18, 2007
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.